                                                                    EXHIBIT 23.1

                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Mohawk Industries, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the joint proxy statement-prospectus.


                                                KPMG LLP

Atlanta, Georgia
February 1, 2002